UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2015

GREAT WESTERN BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36688	47-1308512
(Commission File Number)	(IRS Employer Identification No.)

100 North Phillips Avenue
Sioux Falls, South Dakota	57104
(Address of Principal Executive Offices)	(Zip Code)

(605) 334-2548
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K amends the Current Report on Form 8-K filed by Great Western Bancorp, Inc. ("Great Western" or the "Company") on November 30, 2015 (“Original 8-K”). Although Exhibit 2.1 to the Original 8-K, the Agreement and Plan of Merger between the Company and HF Financial Corp. ("HF Financial"), was accessible and readable on the Securities and Exchange Commission’s EDGAR website, for reasons unknown to the Company uploading errors occurred during transmission resulting in formatting irregularities and the re-lettering of certain subsections of Exhibit 2.1. The Company is refiling Exhibit 2.1 solely to correct such formatting and lettering errors. Apart from the refiling of Exhibit 2.1, there are no changes to any material included in the Original 8-K or Exhibits 99.1 and 99.2 thereto.

No Offer or Solicitation.

This communication is not a solicitation of a proxy from any stockholder of HF Financial. This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of any applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

Important Additional Information and Where to Find It.

In connection with the Agreement and Plan of Merger by and between Great Western and HF Financial, Great Western will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will contain a proxy statement of HF Financial and a prospectus of Great Western, as well as other relevant documents concerning the proposed transaction. STOCKHOLDERS OF HF FINANCIAL ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GREAT WESTERN, HF FINANCIAL AND THE PROPOSED TRANSACTION. The Registration Statement, including the proxy statement/prospectus, and other relevant materials (when they become available), and any other documents filed by Great Western and HF Financial with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. Documents filed by Great Western with the SEC, including the Registration Statement, may also be obtained free of charge from Great Western’s website (www.greatwesternbank.com) under the “Investor Relations” heading and the “SEC Filings” sub-heading, or by directing a request to Great Western’s Investor Relations contact, David Hinderaker at david.hinderaker@greatwesternbank.com. Documents filed by HF Financial with the SEC may also be obtained free of charge from HF Financial's website (www.homefederal.com) under the “Investor Relations” heading and the “SEC Filings” sub-heading, or by directing a request to HF Financial's Investor Relations contact, Pamela F. Russo at prusso@homefederal.com.

Participants in the Merger Solicitation.

Great Western, HF Financial, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of HF Financial, in connection with the proposed merger transaction. Information about the directors and executive officers of Great Western is available in Great Western’s definitive proxy statement for its 2015 annual meeting of stockholders as previously filed with the SEC on January 5, 2015, and other documents subsequently filed by Great Western with the SEC. Information about the directors and executive officers of HF Financial, is available in HF Financial’s definitive proxy statement, for its 2015 annual meeting of stockholders as previously filed with the SEC on October 16, 2015. Other information regarding the participants and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Registration Statement and including the proxy statement/prospectus, and other relevant documents regarding the transaction filed with the SEC when they become available.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated November 30, 2015, by and between Great Western Bancorp, Inc. and HF Financial Corp (being refiled to correct formatting errors arising out of the transmission of the Original 8-K).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

GREAT WESTERN BANCORP, INC.

Date: December 1, 2015	By: /s/ Peter Chapman
Name: Peter Chapman
Title: Chief Financial Officer and Executive Vice President

INDEX TO EXHIBITS

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated November 30, 2015, by and between Great Western Bancorp, Inc. and HF Financial Corp (being refiled to correct formatting errors arising out of the transmission of the Original 8-K).